COMMON STOCK                                                       COMMON STOCK

NUMBER                         [VIGNETTE]                              SHARES
AS

 INCORPORATED UNDER THE LAWS                   THIS CERTIFICATE IS TRANSFERABLE
          OF THE                                   IN DENVER, COLORADO OR IN
COMMONWEALTH OF PENNSYLVANIA                           NEW YORK, NEW YORK


SEE REVERSE SIDE FOR                            CUSIP  000000  00  0
CERTAIN DEFINITIONS



                       AQUAPENN SPRING WATER COMPANY, INC.


This Certifies that







is the registered owner of


               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF AQUAPENN SPRING WATER COMPANY, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation, as amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
    P.O. Box 1596
    DENVER, COLORADO 80201                                            PRESIDENT
            TRANSFER AGENT
              AND REGISTRAR         [LOGO]
BY                                  AquaPenn
       AUTHORIZED SIGNATURE    spring water company         SECRETARY/TREASURER

                       AQUAPENN SPRING WATER COMPANY, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN --  as joint tenants with right of survivorship
           and not as tenants in common


                            UNIF GIFT MIN ACT -- __________ Custodian __________
                                                   (Cust)              (Minor)
                                                  under Uniform Gifts to Minors
                                                  Act____________________
                                                           (State)

     Additional abbreviations may also be used though not in the above list.


 For value received, ____________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------


-------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                         shares
-------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, __________           SIGNATURE(S)_______________________________________

                ----------------------------------------------------------------
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





SIGNATURE(S) GUARANTEED BY
                          -----------------------------------------------------

                          THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.